UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

GT Biopharma, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-08092 (Commission File Number)	94-1620407 (IRS Employer I.D. No.)

100 South Ashley Drive
Suite 600
Tampa, FL 33602
Phone: (800) 304-9888
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Oxis International, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 5.03 Amendment to Certificate of Incorporation.
On July 17, 2017, the Registrant amended its Certificate of Incorporation for the purpose of changing the name of the Registrant from Oxis International, Inc. to GT Biopharma, Inc.  The amendment also made other changes to the Certificate of Incorporation as described in the definitive information statement filed by the Registrant with the Securities and Exchange Commission on May 12, 2017.
ITEM 8.01 Other Events.
On July 25, 2017, the Registrant issued a press release giving additional details about its plans to acquire Georgetown Translational Pharmaceuticals, Inc. which was originally announced on June 26, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A slide deck giving additional details about the acquisition and how it will add value to the Registrant is attached hereto as Exhibit 99.2 and is also incorporated herein by reference.
SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: July 25, 2017	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer

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